Galaxy 3 (3/98)

                   Supplement to Prospectus Dated May 1, 1997
                         Supplement dated March 2, 1998


                       A. NEW VARIABLE INVESTMENT OPTIONS

The following additional portfolios are now available as variable investment options under your Annuity: (a) Galaxy VIP Fund (portfolios - Growth and Income, Small Company Growth, Columbia Real Estate Equity II, Columbia High Yield II);
(b) American Skandia Trust (portfolio - JanCap Growth); (c) The Alger American Fund (portfolio - MidCap Growth); and (d) Montgomery Variable Series (portfolio
- Emerging Markets).

The following information is added to the table entitled "Underlying Mutual Fund Portfolio Annual Expenses (as a percentage of average net assets)":

Unless otherwise shown, the expenses shown below are for the year ending December 31, 1996. "N/A" shown below indicates that no entity has agreed to reimburse the particular expense indicated.

                                            Management     Management         Other          Other      Total Annual    Total Annual
                                                Fee            Fee          Expenses       Expenses       Expenses        Expenses
                                             after any     without any      after any     without any     after any      without any
                                            applicable     applicable      applicable     applicable     applicable      applicable
                                          reimbursement  reimbursement   reimbursement  reimbursement  reimbursement   reimbursement
------------------------------------------------------------------------------------------------------------------------------------
Galaxy VIP Fund
   Growth and Income 3(2)                     N/A               0.75%            0.75%        0.89%          1.50%            1.64%
   Small Company Growth 3(2)                  N/A               0.75%            0.85%        0.97%          1.60%            1.72%
   Columbia Real Estate Equity II 3(2)        N/A               0.75%            0.95%        1.08%          1.70%            1.83%
   Columbia High Yield II 3(2)                N/A               0.60%            1.00%        1.08%          1.60%            1.68%

American Skandia Trust
   JanCap Growth 3                            N/A               0.90%            N/A          0.20%          N/A              1.10%

The Alger American Fund
   MidCap Growth 3                            N/A               0.80%            N/A          0.04%          N/A              0.84%

Montgomery Variable Series
   Emerging Markets 3(3)                    0.23%               1.25%            1.22%        1.22%          1.45%            2.47%

(2) These Portfolios are first being offered as of the date of this Supplement. Expenses shown are estimated and annualized.
(3) This portfolio commenced operation on February 2, 1996, therefore expenses shown are estimated and annualized and should not be considered representative of future expenses; actual expenses may be greater than shown.

The following information is added to the table entitled "Expense Examples":

           Examples (amounts shown are rounded to the nearest dollar)

If you  surrender  your  Annuity  at the  end  of the  applicable time period,  If you do not surrender your Annuity at the end of
and your Account Value is $50,000 or higher, so that the maintenance fee does   the applicable time period or begin taking annuity
not apply, you would pay the following expenses on a $1,000 investment assuming payments at such time, and your Account  Value is
5% annual return on assets:                                                     $50,000 or higher, so that the maintenance fee does
                                                                                not  apply, you would pay the following expenses on
                                                                                a $1,000 investment, assuming 5% annual return on
                                                                                assets:

Sub-accounts                                After                                                    After
                                      1 yr.  3 yrs.  5 yrs.  10 yrs.                      1 yr.   3 yrs.  5 yrs.  10 yrs.

GAL Growth and Income 3                66       99     134     285                          26       79    134      285
GAL Small Company Growth               67      102     140     296                          27       82    140      296
Columbia Real Estate Equity II 3       68      105     145     306                          28       85    145      306
Columbia High Yield II 3               67      102     140     296                          27       82    140      296
JanCap Growth 3                        62       87     114     245                          22       67    114      245
AA MidCap Growth 3                     59       78     100     217                          19       58    100      217
MV Emerging Markets 3                  65       97     132     280                          25       77    132      280

If you  surrender  your  Annuity  at the  end  of the  applicable time period,  If you do not surrender your Annuity at the end of
and your Account Value is lower than $50,000, so that the maintenance fee       the applicable time period or begin taking annuity
applies, you would pay the following expenses on a $1,000 investment assuming   payments at such time, and your Account  Value is
5% annual return on assets:                                                     lower than $50,000, so that the maintenance fee
                                                                                applies, you would pay the following expenses on
                                                                                a $1,000 investment, assuming 5% annual return on
                                                                                assets:

Sub-accounts                                After                                                    After
                                      1 yr.  3 yrs.  5 yrs.  10 yrs.                      1 yr.   3 yrs.  5 yrs.  10 yrs.

GAL Growth and Income 3                68      105     144     303                          28       85    144      303
GAL Small Company Growth               69      108     149     313                          29       88    149      313
Columbia Real Estate Equity II 3       70      111     154     323                          30       91    154      323
Columbia High Yield II 3               69      108     149     313                          29       88    149      313
JanCap Growth 3                        64       93     124     262                          24       73    124      262
AA MidCap Growth 3                     61       84     110     235                          21       64    110      235
MV Emerging Markets 3                  67      103     141     298                          27       83    141      298

The following is added to the section entitled "INVESTMENT OPTIONS - Underlying Mutual Fund: Galaxy VIP Fund":

Sub-account                                     Underlying Mutual Fund Portfolio
-----------                                     --------------------------------
GAL Growth and Income 3                                        Growth and Income
GAL Small Company Growth 3                                  Small Company Growth
GAL Columbia Real Estate Equity II 3              Columbia Real Estate Equity II
GAL Columbia High Yield II 3                              Columbia High Yield II

The following is added to the section entitled "INVESTMENT OPTIONS - Underlying Mutual Fund: American Skandia Trust":

Sub-account                                     Underlying Mutual Fund Portfolio
JanCap Growth 3                                                    JanCap Growth

The following is added to the section entitled "INVESTMENT OPTIONS - Underlying Mutual Fund: The Alger American Fund":

Sub-account                                     Underlying Mutual Fund Portfolio
AA MidCap Growth 3                                                 MidCap Growth

The following is added to the section entitled "INVESTMENT OPTIONS - Underlying Mutual Fund: Montgomery Variable Series":

Sub-account                                     Underlying Mutual Fund Portfolio
MV Emerging Markets 3              Montgomery Variable Series - Emerging Markets

                       B. SHORT DESCRIPTIONS - APPENDIX B

The following short descriptions of the GAL Growth and Income Fund, GAL Small Company Growth Fund, GAL Columbia Real Estate Equity II Fund and GAL High Yield II Fund of the Galaxy VIP Fund are to be added:

GAL Growth and Income Fund: The Growth and Income Fund's investment objective is to seek a relatively high total return through long-term capital appreciation and current income by investing primarily in common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock.

Stocks acquired by the Fund may include those of issuers with smaller capitalizations. Investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indexes such as the S&P 500.

The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants or a combination of the features of several of these securities. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts.

GAL Small Company Growth Fund: The Small Company Growth Fund's investment objective is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with market capitalizations of $750 million or less ("Small Capitalization Securities") which Fleet Investment Advisers, Inc. ("Fleet") believes have the potential for significant capital appreciation.

The Fund may invest in common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with market capitalizations of $750 million or less. For temporary defensive purposes, the Fund may also invest in corporate debt obligations. All debt obligations purchased by the Fund will be rated at the time of purchase in one of the four highest rating categories assigned by S&P (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) or, if not rated, will be determined to be of an equivalent quality by Fleet.

The issuers of Small Capitalization Securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges. Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, markets or financial resources. As a result, Small Capitalization Securities are often less marketable and may experience a higher level of price volatility than the securities of larger or more well-established companies.

GAL Columbia Real Estate Equity Fund II: The Columbia Real Estate Equity Fund II's investment objective is to seek, with equal emphasis, capital appreciation and above-average current income by investing primarily in the equity securities of companies in the real estate industry. With respect to current income, the Fund seeks to provide a yield that exceeds the composite yield of the securities in the S&P 500.

Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies principally engaged in the real estate industry. A company is "principally engaged" in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management, or sale of residential, commercial, or industrial real estate. Equity securities include common stock, preferred stock and debt or equity securities that are convertible into common stock. The Fund may invest without limit in real estate investment trusts ("REITs") and may invest up to 20% of its total assets in foreign companies that are principally engaged in the real estate industry. The Fund will not invest directly in real estate but may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry.

The Fund may also invest up to 35% of its total assets in the equity securities of companies that are not principally engaged in the real estate industry. However, such securities will be primarily from companies some of whose products and services are related to the real estate industry, including manufacturers and distributors of building supplies, financial institutions that make or service mortgages, or companies with substantial real estate assets relative to their stock market valuations, such as certain retailers and railroads.

The Fund may also invest in non-convertible debt securities including corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, repurchase agreements, savings and loan obligations and U.S. Government and agency obligations. The Fund will only invest in debt securities which are rated at the time of purchase in one of the four highest rating categories assigned by S&P (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa) or, if not rated, are determined to be of an equivalent quality by Columbia Management Co., ("Columbia"), an affiliate of Fleet.

GAL Columbia High Yield Fund II: The Columbia High Yield Fund II's investment objective is to seek to provide shareholders with a high level of current income by investing primarily in lower-rated fixed income securities. Capital appreciation is a secondary objective when consistent with the objective of high current income. The Fund may invest in a broad range of fixed income securities, consisting of corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stock, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. The Fund may invest in corporate debt securities or preferred stocks that are convertible into or exchangeable for common stock. The Fund may invest up to 20% of its total assets in fixed income securities of foreign issuers, including foreign governments, denominated in U.S. dollars.

In attempting to achieve its investment objective, the Fund generally will invest at least 65% of its total assets in high yielding fixed income securities rated BB or lower by S&P or Ba or lower by Moody's. The Fund intends to invest primarily in "upper tier" noninvestment grade securities (rated BB/Ba or B) and no more than 10% of the Fund's total assets will be invested in fixed income securities rated CCC or lower by S&P or Caa or lower by Moody's. The Fund may also invest in unrated fixed income securities when Columbia believes the security is of comparable quality to that of securities eligible for purchase by the Fund. Securities rated BB or less by S&P or Ba or less by Moody's are considered to be noninvestment grade. These types of bonds are commonly referred to as "junk bonds." They are subject to a high degree of risk and are considered speculative by the major Rating Agencies with respect to the issuer's ability to meet principal and interest payments. The Fund is designed for investors who are willing to assume substantial risks of significant fluctuations in principal value in order to achieve a high level of current income. The Fund should represent only a portion of a balanced investment program.

The following short description of the JanCap Growth portfolio of American Skandia Trust is to be added:

JanCap Growth Portfolio: The investment objective of the JanCap Growth Portfolio is growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on investments, therefore, will be incidental to this objective. The objective will be pursued by emphasizing investments in common stocks. Common stock investments will be in industries and companies that the Portfolio's sub-advisor believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive and regulatory environment. Investments may be made to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities of U.S. issuers, when the Portfolio's sub-advisor perceives an opportunity for capital growth from such securities or so that a return may be received on the Portfolio's idle cash. Debt securities which the Portfolio may purchase include corporate bonds and debentures (not to exceed 5% of net assets in bonds rated below investment grade), mortgage-backed and asset-backed securities, zero-coupon bonds, indexed/structured notes, high-grade commercial paper, certificates of deposit and repurchase agreements. Securities of foreign issuers, including securities of foreign governments and Euromarket securities, also may be purchased. Although it is the general policy of the JanCap Growth Portfolio to purchase and hold securities for capital growth, changes will be made whenever the Portfolio's sub-advisor believes they are advisable. Because investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result.

Investments also may be made in "special situations" from time to time. A "special situation" arises when, in the opinion of the Portfolio's sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or a new product at that company. Subject to certain limitations, the JanCap Growth Portfolio may purchase and write options on securities (including index options) and options on foreign currencies, and may invest in futures contracts on securities, financial indices and foreign currencies, ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily for hedging purposes. Investment of up to 15% of the JanCap Growth Portfolio's total assets may be made in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions.

The following short description of the Alger American MidCap Growth portfolio of The Alger American Fund is to be added:

Alger American MidCap Growth Portfolio: The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

The following short description of the Montgomery Emerging Markets portfolio of the Montgomery Variable Series is to be added:

Montgomery Emerging Markets Fund: The investment objective of the Emerging Markets Fund is capital appreciation which, under normal conditions, it seeks by investing at least 65% of its total assets in equity securities of emerging markets companies. Under normal conditions, the Emerging Markets Fund maintains investments in at least six emerging market countries at all times and invests no more than 35% of its total assets in any one emerging market country. The Manager currently regards the following to be emerging market countries: Latin American (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay, Venezuela); Asia (Bangladesh, China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, Vietnam); southern and eastern Europe (Czech Republic, Greece, Hungary, Poland, Portugal, Russia, Turkey); the Middle East (Israel, Jordan); and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia, Zimbabwe). In the future, the Fund may invest in other emerging market countries.

This Fund uses a proprietary, quantitative asset allocation model created by the Manager. This model employs mean-variance optimization, a process used in developed markets based on modern portfolio theory and statistics. Mean-variance optimization helps determine the percent of assets to invest in each country to maximize expected returns for a given risk level. The Fund's aims are to invest in those countries that are expected to have the highest risk/reward trade-off when incorporated into a total portfolio context. This "top-down" country selection is combined with "bottom-up" fundamental industry analysis and stock selection based on original research, publicly available information and company visits.

This Fund invests primarily in common stock, but also may invest in other types of equity and equity derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade.

This Fund may invest in certain debt securities issued by the governments of emerging market countries that are, or may be eligible for, conversion into investments in emerging market companies under debt conversion programs sponsored by such governments. If such securities are convertible to equity investments, the Fund deems them to be equity derivative securities.